As filed with the Securities and Exchange Commission on May 14, 2004

Registration No. 333-112733

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 4 TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ARIBA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	7372	77-0439730
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

807 11th Avenue

Sunnyvale, California 94089

(650) 390-1000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

James W. Frankola, Executive Vice President and Chief Financial Officer

Ariba, Inc.

807 11th Avenue

Sunnyvale, California 94089

(650) 390-1000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Brooks Stough

Christopher D. Dillon

Gunderson Dettmer Stough Villeneuve

Franklin & Hachigian, LLP

155 Constitution Drive

Menlo Park, California 94025

Telephone: (650) 321-2400

Facsimile: (650) 321-2800

Marlee S. Myers Kimberly A. Taylor Morgan, Lewis & Bockius LLP One Oxford Centre Thirty-Second Floor Pittsburgh, Pennsylvania 15219 Telephone: (412) 560-3300 Facsimile: (412) 560-7001

Approximate date of commencement of proposed sale to the public:    As soon as practicable after this Registration Statement becomes effective and the satisfaction or waiver of all conditions to the closing of the merger of a wholly-owned subsidiary of the Registrant with and into FreeMarkets, Inc.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Subsection (a) of Section 145 of the Delaware General Corporation Law (the “DGCL”) empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Subsection (b) of Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect to any claim issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145 of the DGCL further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any such action, suit or proceeding referred to in subsections (a) and (b) of Section 145 or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith; that the indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that indemnification provided by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person’s heirs, executors and administrators; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

Section 102(b)(7) of the DGCL provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of the director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.

Article Seven of Ariba’s amended and restated certificate of incorporation, as amended, provides that, to the fullest extent permitted by the DGCL, as the same exists or as it may hereafter be amended, no director of the Ariba shall be personally liable to Ariba or its stockholders for monetary damages for breach of fiduciary duty as a director.

Section 6.1 of Ariba’s amended and restated bylaws further provides that Ariba shall, to the maximum extent and in the manner permitted by the DGCL, indemnify each of its directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of Ariba.

Ariba has entered into indemnification agreements with each of its directors and executive officers.

Ariba maintains officers’ and directors’ liability insurance.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a) Exhibits. The following is a list of Exhibits filed as part of the Registration Statement or incorporated by reference herein:

Exhibit No.	Description
2.1**	Agreement and Plan of Merger, dated December 30, 2003, by and among Registrant, Red Rocks Acquisition Corp. and Alliente Inc., as amended on January 9, 2004 (which is incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 10-Q dated February 11, 2004).

2.2**	Agreement and Plan of Merger and Reorganization among Registrant, Fleet Merger Corporation and FreeMarkets, Inc. dated as of January 23, 2004 (which is incorporated herein by reference to Exhibit 2.1 of Form 8-K dated February 2, 2004).

3.1**	Amended and Restated Certificate of Incorporation of the Registrant including all amendments to date (which are incorporated herein by reference to Exhibit 3.1 to Registrant’s Form 10-K dated December 29, 2000).

3.2**	Amended and Restated Bylaws of the Registrant (which are incorporated herein by reference to Exhibit 3.4 to the Registrant’s Form S-1 Registration No. 333-76953).

4.1**	Amended and Restated Investors’ Rights Agreement dated April 17, 1998 (which is incorporated herein by reference to Exhibit 4.1 to the Registrant’s Form S-1 Registration No. 333-76953).

4.2**	Specimen Certificate of the Registrant’s common stock (which is incorporated herein by reference to Exhibit 4.2 to the Registrant’s Form S-1 Registration No. 333-76953).

4.3**	Amended and Restated Investors’ Rights Agreement dated June 7, 1999 (which is incorporated herein by reference to Exhibit 4.3 to the Registrant’s Form S-1 Registration No. 333-76953).

4.4**	First Amended and Restated Shareholders Agreement dated December 10, 2001, by and among SOFTBANK Corp., SOFTBANK EC Holdings Corp., the Registrant and Nihon Ariba K.K. (which is incorporated herein by reference to Exhibit 4.4 to the Registrant’s Form 10-Q/A dated May 14, 2004).

5.1†	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP.

8.1	Tax opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP regarding certain tax matters.

8.2†	Tax opinion of Morgan, Lewis & Bockius LLP regarding certain tax matters.

10.1**	Form of Indemnification Agreement entered into between the Registrant and its directors and executive officers (which is incorporated herein by reference to Exhibit 10.1 to the Registrant’s Form S-1 Registration No. 333-76953).

10.2**	1996 Stock Plan, as amended (which is incorporated herein by reference to Exhibit 10.2 to the Registrant’s Form S-1 Registration No. 333-76953).

10.3**	1999 Equity Incentive Plan, as amended (which is incorporated herein by reference to Exhibit 10.3 to the Registrant’s Form 10-K/A dated December 31, 2001).

10.4**	1999 Directors’ Stock Option Plan (which is incorporated herein by reference to Exhibit 10.4 to the Registrant’s Form S-1 Registration No. 333-76953).

10.5**	Employee Stock Purchase Plan (which is incorporated herein by reference to Exhibit 10.5 to the Registrant’s Form S-1 Registration No. 333-76953).

10.6**	Industrial Complex Lease dated August 11, 1997, by and between MP Caribbean, Inc. and the Registrant (which is incorporated herein by reference to Exhibit 10.6 to the Registrant’s Form S-1 Registration No. 333-76953).

Exhibit No.	Description
10.7**	Lease Agreement, dated June 12, 1996, by and between Charleston Place Associates and U.S. Robotics Access Corp., as amended (which is incorporated herein by reference to Exhibit 10.7 to the Registrant’s Form S-1 Registration No. 333-76953).

10.8**	Sublease, dated February 1999, by and between 3Com Corporation, successor in interest to U.S. Robotics Access Corp., and the Registrant (which is incorporated herein by reference to Exhibit 10.8 to the Registrant’s Form S-1 Registration No. 333-76953).

10.9**	Sublease, dated October 1999, by and between the Registrant and ChainLink Technologies, Inc. (which is incorporated herein by reference to Exhibit 10.9 to the Registrant’s Form 10-K dated December 23, 1999).

10.10**	Lease agreement, dated March 15, 2000, by and between Moffett Park Drive LLC and the Registrant (which is incorporated herein by reference to Exhibit 10.10 to the Registrant’s Form 10-Q dated May 15, 2000).

10.11**	Amended and Restated Sublease dated August 6, 2001, between Registrant and Interwoven, Inc. (which is incorporated herein by reference to Exhibit 10.11 to the Registrant’s Form 10-K/A dated December 31, 2001).

10.12+**	Stock Purchase Agreement, dated October 19, 2000, by and among Nihon Ariba K.K., Softbank Corp. and Softbank E-Commerce Corp. (which is incorporated herein by reference to Exhibit 10.16 to Registrant’s Form 10-Q/A dated May 14, 2004).

10.13+**	Amendment No. 1 to Stock Purchase Agreement dated December 10, 2001, by and among Nihon Ariba K.K., SOFTBANK Corp. and SOFTBANK EC Holdings Corp. (which is incorporated herein by reference to Exhibit 10.24 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.14+**	Standby Purchase Agreement dated December 10, 2001, by and among Nihon Ariba K.K., the Registrant and SOFTBANK EC Holding Corp. (which is incorporated herein by reference to Exhibit 10.25 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.15+**	First Amendment to Standby Purchase Agreement dated June 30, 2002, by and among Registrant, SOFTBANK EC HOLDINGS CORP. and Nihon Ariba K.K. (which is incorporated herein by reference to Exhibit 10.30 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.16+**	Release, Reimbursement and Payment Agreement, dated December 10, 2001, by and among the Registrant, Nihon Ariba K.K., SOFTBANK Corp. and SOFTBANK EC Holdings Corp. (which is incorporated herein by reference to Exhibit 10.26 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.17**	Offer Letter, dated November 22, 2000, by and between the Registrant and Robert M. Calderoni (which is incorporated herein by reference to Exhibit 10.17 to Registrant’s Form 10-Q dated February 14, 2001).

10.18+**	Amendment to Offer Letter dated July 18, 2001, by and between Registrant and Robert M. Calderoni (which is incorporated herein by reference to Exhibit 10.18 to the Registrant’s Form 10-K/A dated December 31, 2001).

10.19**	Offer Letter, dated February 21, 2001 by and between the Registrant and Michael Schmitt (which is incorporated herein by reference to Exhibit 10.21 to Registrant’s Form 10-Q dated May 15, 2001).

10.20+**	Severance Agreement dated July 18, 2001, by and between Registrant and Robert M. Calderoni (which is incorporated herein by reference to Exhibit 10.19 to the Registrant’s Form 10-K/A dated May 14, 2004).

Exhibit No.	Description
10.21+**	Loan Agreement, dated February 1, 2001 by Robert M. Calderoni (which is incorporated herein by reference to Exhibit 10.20 to the Registrant’s Form 10-K/A dated May 14, 2004).

10.22+**	Promissory Note dated February 1, 2001, by Robert M. Calderoni (which is incorporated herein by reference to Exhibit 10.21 to the Registrant’s Form 10-K/A dated May 14, 2004).

10.23+**	Offer Letter, dated October 16, 2001, by and between the Registrant and James W. Frankola (which is incorporated herein by reference to Exhibit 10.23 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.24+**	Offer Letter, dated April 10, 2002, by and between Registrant and Kevin Costello (which is incorporated herein by reference to Exhibit 10.29 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.25+**	Severance Agreement dated September 6, 2002, by and between Registrant and Michael Schmitt (which is incorporated herein by reference to Exhibit 10.28 to the Registrant’s Form 10-K/A dated May 14, 2004).

10.26**	SupplierMarket.com 1999 Stock Option Plan, as amended (which is incorporated herein by reference to Exhibit 10.30 to the Registrant’s Form 10-K dated April 10, 2003).

10.27**	TradingDynamics 1999 Stock Plan, as amended (which is incorporated herein by reference to Exhibit 10.31 to the Registrant’s Form 10-K dated April 10, 2003).

10.28**	TradingDynamics 1998 Stock Plan, as amended (which is incorporated herein by reference to Exhibit 10.32 to the Registrant’s Form 10-K dated April 10, 2003).

10.29**	Tradex Technologies, Inc. 1999 Stock Option/Stock Issuance Plan, as amended (which is incorporated herein by reference to Exhibit 10.33 to the Registrant’s Form 10-K dated April 10, 2003).

10.30**	Trade’Ex Electronic Commerce Systems, Inc. 1997 Employee Stock Option Plan, as amended (which is incorporated herein by reference to Exhibit 10.34 to the Registrant’s Form 10-K dated April 10, 2003).

10.31**	Sublease, dated October 18, 2002, by and between Netscreen Technologies, Inc. and the Registrant (which is incorporated herein by reference to Exhibit 10.35 to the Registrant’s Form 10-Q dated April 10, 2003).

10.32+**	Severance Agreement, dated May 21, 2003, by and between Registrant and John True (which is incorporated herein by reference to Exhibit 10.36 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.33+**	Severance Agreement, dated November 11, 2003, by and between Registrant and John True (which is incorporated herein by reference to Exhibit 10.37 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.34+**	Severance Agreement, dated December 23, 2003, by and between Registrant and Kevin Costello (which is incorporated herein by reference to Exhibit 10.38 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.35+**	Severance Agreement, dated December 31, 2003, by and between Registrant and Robert M. Calderoni (which is incorporated herein by reference to Exhibit 10.39 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.36+**	Severance Agreement, dated December 31, 2003, by and between Registrant and James W. Frankola (which is incorporated herein by reference to Exhibit 10.40 to the Registrant’s Form 10-Q/A dated May 14, 2004).

Exhibit No.	Description
10.37+†	Employment Agreement, dated January 23, 2004, by and between Registrant and David H. McCormick.

10.38†	Transition Agreement, dated January 23, 2004, by and between Registrant and Glen T. Meakem.

21.1**	Subsidiaries (which is incorporated herein by reference to Exhibit 21.1 to the Registrant’s Form 10-K dated April 10, 2003).

23.1†	Consent of KPMG LLP independent auditors for Ariba, Inc.

23.2†	Consent of PricewaterhouseCoopers LLP independent accountants for FreeMarkets, Inc.

23.3†	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (included in Exhibits 5.1 and 8.1).

23.4†	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 8.2).

24.1†	Power of Attorney.

99.1†	Form of Registrant’s Proxy Card.

99.2†	Form of FreeMarkets’ Proxy Card.

99.3†	Form of Voting Agreement dated January 23, 2004, by and among FreeMarkets, Inc. and each of certain individual stockholders of Registrant (included as Annex B to the joint proxy statement/prospectus forming a part of this registration statement).

99.4†	Form of Voting Agreement, dated January 23, 2004, by and between Registrant and each of certain individual stockholders of FreeMarkets, Inc. (included as Annex C to the joint proxy statement/prospectus forming a part of this registration statement).

99.5†	Opinion of Morgan Stanley & Co. Incorporated, financial advisors to Registrant, regarding the fairness of the merger (included as Annex E to the joint proxy statement/prospectus forming a part of this registration statement).

99.6†	Opinion of Goldman, Sachs & Co., financial advisors to FreeMarkets, regarding the fairness of the merger (included as Annex F to the joint proxy statement/prospectus forming a part of this registration statement).

99.7†	Consent of Morgan Stanley & Co. Incorporated.

99.8†	Consent of Goldman, Sachs & Co.

99.9†	Consent of David H. McCormick to the use of his name in the registration statement.

99.10†	Consent of Karl E. Newkirk to the use of his name in the registration statement.

+	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.
**	Incorporated by reference.
†	Previously filed.

ITEM 22. UNDERTAKINGS.

The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(5) That, prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form;

(6) That every prospectus (i) that is filed pursuant to paragraph (5) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to this registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(7) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of this registration statement through the date of responding to the request; and

(8) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in this registration statement when it became effective.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 20 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in City of Sunnyvale, State of California, on this 14th day of May, 2004.

ARIBA, INC.

By:	/s/ ROBERT M. CALDERONI

Robert M. Calderoni Chief Executive Officer and Chairman of the Board (Principal Executive Officer)

By:	/s/ JAMES W. FRANKOLA

James W. Frankola Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ ROBERT M. CALDERONI Robert M. Calderoni	President, Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)	May 14, 2004

/s/ JAMES W. FRANKOLA James W. Frankola	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	May 14, 2004

* Richard F. Wallman	Director	May 14, 2004

* Robert E. Knowling, Jr.	Director	May 14, 2004

* Richard A. Kashnow	Director	May 14, 2004

* Thomas F. Monahan	Director	May 14, 2004

*By:	/s/ ROBERT M. CALDERONI Robert M. Calderoni Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description
2.1**	Agreement and Plan of Merger, dated December 30, 2003, by and among Registrant, Red Rocks Acquisition Corp. and Alliente Inc., as amended on January 9, 2004 (which is incorporated herein by reference to Exhibit 2.1 to the Registrant’s Form 10-Q dated February 11, 2004).

2.2**	Agreement and Plan of Merger and Reorganization among Registrant, Fleet Merger Corporation and FreeMarkets, Inc. dated as of January 23, 2004 (which is incorporated herein by reference to Exhibit 2.1 of Form 8-K dated February 2, 2004).

3.1**	Amended and Restated Certificate of Incorporation of the Registrant including all amendments to date (which are incorporated herein by reference to Exhibit 3.1 to Registrant’s Form 10-K dated December 29, 2000).

3.2**	Amended and Restated Bylaws of the Registrant (which are incorporated herein by reference to Exhibit 3.4 to the Registrant’s Form S-1 Registration No. 333-76953).

4.1**	Amended and Restated Investors’ Rights Agreement dated April 17, 1998 (which is incorporated herein by reference to Exhibit 4.1 to the Registrant’s Form S-1 Registration No. 333-76953).

4.2**	Specimen Certificate of the Registrant’s common stock (which is incorporated herein by reference to Exhibit 4.2 to the Registrant’s Form S-1 Registration No. 333-76953).

4.3**	Amended and Restated Investors’ Rights Agreement dated June 7, 1999 (which is incorporated herein by reference to Exhibit 4.3 to the Registrant’s Form S-1 Registration No. 333-76953).

4.4**	First Amended and Restated Shareholders Agreement dated December 10, 2001, by and among SOFTBANK Corp., SOFTBANK EC Holdings Corp., the Registrant and Nihon Ariba K.K. (which is incorporated herein by reference to Exhibit 4.4 to the Registrant’s Form 10-Q/A dated May 14, 2004).

5.1†	Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP.

8.1	Tax opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP regarding certain tax matters.

8.2†	Tax opinion of Morgan, Lewis & Bockius LLP regarding certain tax matters.

10.1**	Form of Indemnification Agreement entered into between the Registrant and its directors and executive officers (which is incorporated herein by reference to Exhibit 10.1 to the Registrant’s Form S-1 Registration No. 333-76953).

10.2**	1996 Stock Plan, as amended (which is incorporated herein by reference to Exhibit 10.2 to the Registrant’s Form S-1 Registration No. 333-76953).

10.3**	1999 Equity Incentive Plan, as amended (which is incorporated herein by reference to Exhibit 10.3 to the Registrant’s Form 10-K/A dated December 31, 2001).

10.4**	1999 Directors’ Stock Option Plan (which is incorporated herein by reference to Exhibit 10.4 to the Registrant’s Form S-1 Registration No. 333-76953).

10.5**	Employee Stock Purchase Plan (which is incorporated herein by reference to Exhibit 10.5 to the Registrant’s Form S-1 Registration No. 333-76953).

10.6**	Industrial Complex Lease dated August 11, 1997, by and between MP Caribbean, Inc. and the Registrant (which is incorporated herein by reference to Exhibit 10.6 to the Registrant’s Form S-1 Registration No. 333-76953).

10.7**	Lease Agreement, dated June 12, 1996, by and between Charleston Place Associates and U.S. Robotics Access Corp., as amended (which is incorporated herein by reference to Exhibit 10.7 to the Registrant’s Form S-1 Registration No. 333-76953).

Exhibit No.	Description
10.8**	Sublease, dated February 1999, by and between 3Com Corporation, successor in interest to U.S. Robotics Access Corp., and the Registrant (which is incorporated herein by reference to Exhibit 10.8 to the Registrant’s Form S-1 Registration No. 333-76953).

10.9**	Sublease, dated October 1999, by and between the Registrant and ChainLink Technologies, Inc. (which is incorporated herein by reference to Exhibit 10.9 to the Registrant’s Form 10-K dated December 23, 1999).

10.10**	Lease agreement, dated March 15, 2000, by and between Moffett Park Drive LLC and the Registrant (which is incorporated herein by reference to Exhibit 10.10 to the Registrant’s Form 10-Q dated May 15, 2000).

10.11**	Amended and Restated Sublease dated August 6, 2001, between Registrant and Interwoven, Inc. (which is incorporated herein by reference to Exhibit 10.11 to the Registrant’s Form 10-K/A dated December 31, 2001).

10.12+**	Stock Purchase Agreement, dated October 19, 2000, by and among Nihon Ariba K.K., Softbank Corp. and Softbank E-Commerce Corp. (which is incorporated herein by reference to Exhibit 10.16 to Registrant’s Form 10-Q/A dated May 14, 2004).

10.13+**	Amendment No. 1 to Stock Purchase Agreement dated December 10, 2001, by and among Nihon Ariba K.K., SOFTBANK Corp. and SOFTBANK EC Holdings Corp. (which is incorporated herein by reference to Exhibit 10.24 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.14+**	Standby Purchase Agreement dated December 10, 2001, by and among Nihon Ariba K.K., the Registrant and SOFTBANK EC Holding Corp. (which is incorporated herein by reference to Exhibit 10.25 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.15+**	First Amendment to Standby Purchase Agreement dated June 30, 2002, by and among Registrant, SOFTBANK EC HOLDINGS CORP. and Nihon Ariba K.K. (which is incorporated herein by reference to Exhibit 10.30 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.16+**	Release, Reimbursement and Payment Agreement, dated December 10, 2001, by and among the Registrant, Nihon Ariba K.K., SOFTBANK Corp. and SOFTBANK EC Holdings Corp. (which is incorporated herein by reference to Exhibit 10.26 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.17**	Offer Letter, dated November 22, 2000, by and between the Registrant and Robert M. Calderoni (which is incorporated herein by reference to Exhibit 10.17 to Registrant’s Form 10-Q dated February 14, 2001).

10.18+**	Amendment to Offer Letter dated July 18, 2001, by and between Registrant and Robert M. Calderoni (which is incorporated herein by reference to Exhibit 10.18 to the Registrant’s Form 10-K/A dated December 31, 2001).

10.19**	Offer Letter, dated February 21, 2001 by and between the Registrant and Michael Schmitt (which is incorporated herein by reference to Exhibit 10.21 to Registrant’s Form 10-Q dated May 15, 2001).

10.20+**	Severance Agreement dated July 18, 2001, by and between Registrant and Robert M. Calderoni (which is incorporated herein by reference to Exhibit 10.19 to the Registrant’s Form 10-K/A dated May 14, 2004).

10.21+**	Loan Agreement, dated February 1, 2001 by Robert M. Calderoni (which is incorporated herein by reference to Exhibit 10.20 to the Registrant’s Form 10-K/A dated May 14, 2004).

10.22+**	Promissory Note dated February 1, 2001, by Robert M. Calderoni (which is incorporated herein by reference to Exhibit 10.21 to the Registrant’s Form 10-K/A dated May 14, 2004).

Exhibit No.	Description
10.23+**	Offer Letter, dated October 16, 2001, by and between the Registrant and James W. Frankola (which is incorporated herein by reference to Exhibit 10.23 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.24+**	Offer Letter, dated April 10, 2002, by and between Registrant and Kevin Costello (which is incorporated herein by reference to Exhibit 10.29 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.25+**	Severance Agreement dated September 6, 2002, by and between Registrant and Michael Schmitt (which is incorporated herein by reference to Exhibit 10.28 to the Registrant’s Form 10-K/A dated May 14, 2004).

10.26**	SupplierMarket.com 1999 Stock Option Plan, as amended (which is incorporated herein by reference to Exhibit 10.30 to the Registrant’s Form 10-K dated April 10, 2003).

10.27**	TradingDynamics 1999 Stock Plan, as amended (which is incorporated herein by reference to Exhibit 10.31 to the Registrant’s Form 10-K dated April 10, 2003).

10.28**	TradingDynamics 1998 Stock Plan, as amended (which is incorporated herein by reference to Exhibit 10.32 to the Registrant’s Form 10-K dated April 10, 2003).

10.29**	Tradex Technologies, Inc. 1999 Stock Option/Stock Issuance Plan, as amended (which is incorporated herein by reference to Exhibit 10.33 to the Registrant’s Form 10-K dated April 10, 2003).

10.30**	Trade’Ex Electronic Commerce Systems, Inc. 1997 Employee Stock Option Plan, as amended (which is incorporated herein by reference to Exhibit 10.34 to the Registrant’s Form 10-K dated April 10, 2003).

10.31**	Sublease, dated October 18, 2002, by and between Netscreen Technologies, Inc. and the Registrant (which is incorporated herein by reference to Exhibit 10.35 to the Registrant’s Form 10-Q dated April 10, 2003).

10.32+**	Severance Agreement, dated May 21, 2003, by and between Registrant and John True (which is incorporated herein by reference to Exhibit 10.36 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.33+**	Severance Agreement, dated November 11, 2003, by and between Registrant and John True (which is incorporated herein by reference to Exhibit 10.37 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.34+**	Severance Agreement, dated December 23, 2003, by and between Registrant and Kevin Costello (which is incorporated herein by reference to Exhibit 10.38 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.35+**	Severance Agreement, dated December 31, 2003, by and between Registrant and Robert M. Calderoni (which is incorporated herein by reference to Exhibit 10.39 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.36+**	Severance Agreement, dated December 31, 2003, by and between Registrant and James W. Frankola (which is incorporated herein by reference to Exhibit 10.40 to the Registrant’s Form 10-Q/A dated May 14, 2004).

10.37+†	Employment Agreement, dated January 23, 2004, by and between Registrant and David H. McCormick.

10.38†	Transition Agreement, dated January 23, 2004, by and between Registrant and Glen T. Meakem.

21.1**	Subsidiaries (which is incorporated herein by reference to Exhibit 21.1 to the Registrant’s Form 10-K dated April 10, 2003).

23.1†	Consent of KPMG LLP independent auditors for Ariba, Inc.

Exhibit No.	Description
23.2†	Consent of PricewaterhouseCoopers LLP independent accountants for FreeMarkets, Inc.

23.3†	Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (included in Exhibits 5.1 and 8.1).

23.4†	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 8.2).

24.1†	Power of Attorney.

99.1†	Form of Registrant’s Proxy Card.

99.2†	Form of FreeMarkets’ Proxy Card.

99.3†	Form of Voting Agreement dated January 23, 2004, by and among FreeMarkets, Inc. and each of certain individual stockholders of Registrant (included as Annex B to the joint proxy statement/prospectus forming a part of this registration statement).

99.4†	Form of Voting Agreement, dated January 23, 2004, by and between Registrant and each of certain individual stockholders of FreeMarkets, Inc. (included as Annex C to the joint proxy statement/prospectus forming a part of this registration statement).

99.5†	Opinion of Morgan Stanley & Co. Incorporated, financial advisors to Registrant, regarding the fairness of the merger (included as Annex E to the joint proxy statement/prospectus forming a part of this registration statement).

99.6†	Opinion of Goldman, Sachs & Co., financial advisors to FreeMarkets, regarding the fairness of the merger (included as Annex F to the joint proxy statement/prospectus forming a part of this registration statement).

99.7†	Consent of Morgan Stanley & Co. Incorporated.

99.8†	Consent of Goldman, Sachs & Co.

99.9†	Consent of David H. McCormick to the use of his name in the registration statement.

99.10†	Consent of Karl E. Newkirk to the use of his name in the registration statement.

+	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.
**	Incorporated by reference.
†	Previously filed.